                                                                  EXHIBIT 4.6(f)


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                          SECOND SUPPLEMENTAL INDENTURE


                          Dated as of October 28, 2005

                                       to

                                    INDENTURE

                            Dated as of June 19, 2003

                                      among

            TENNECO INC. (formerly known as Tenneco Automotive Inc.),
                                   as Issuer,

                      CERTAIN SUBSIDIARIES OF THE ISSUER.,
                                 as Guarantors,

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee


                                ----------------

                   Providing for an Amendment to the Indenture




================================================================================

         SECOND SUPPLEMENTAL INDENTURE, dated as of October 28, 2005, among Tenneco Inc. (formerly known as Tenneco Automotive Inc.), a Delaware corporation (hereinafter, the "Company"), as issuer, certain subsidiaries of the Company (collectively, the "Guarantors"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

         WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Indenture, dated as of June 19, 2003 (as supplemented by the First Supplemental Indenture dated December 12, 2003 the "Indenture"), in relation to the issuance of $475,000,000 aggregate principal amount of the Company's 10 1/4% Senior Secured Notes due 2013 (the "Securities");

         WHEREAS, Tenneco Inc., a Delaware corporation and wholly owned subsidiary of the Company, was merged with and into the Company, with the Company surviving the merger but pursuant to which the name of the Company was changed from "Tenneco Automotive Inc." to "Tenneco Inc." (the "Name Change");

         WHEREAS, Article 9.01 of the Indenture provides that the Company, the Guarantors and the Trustee together may amend or supplement the Indenture without notice to or consent of any holder of the Securities (individually, a "Holder" and collectively, the "Holders") to make any change that does not materially adversely affect the rights of any Holders thereunder;

         WHEREAS, the Company and the Guarantors desire to supplement the Indenture to reflect the Name Change.

         NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt of which is hereby acknowledged, each party hereby agrees, for the equal and ratable benefit of each of the Holders, as follows:

                                    SECTION 1

                                   DEFINITIONS

         Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture. The words "herein," "hereof," and "hereby" and other words of similar import used in this Second Supplemental Indenture refer to this Second Supplemental Indenture as a whole and not to any particular section thereof.

                                    SECTION 2

                             OPERATION OF AMENDMENTS

         Upon the execution and delivery of this Second Supplemental Indenture by the Company, the Guarantors and the Trustee, the Indenture shall be amended and supplemented in accordance herewith, and this Second Supplemental Indenture shall be a part of the terms and conditions of the Indenture for any and all purposes, and the terms and conditions of both shall be read together as though they constitute one and the same instrument, except that in the case of conflict, this Second Supplemental Indenture will control. Every Holder of Securities heretofore

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or hereafter authenticated and delivered under the Indenture shall be bound hereby, as amended and supplemented.

                                    SECTION 3

                           AMENDMENTS TO THE INDENTURE

         Section 3.1.      Amendment to the Title of the Indenture.


                  (a) The title set forth on the cover page of the Indenture is amended in its entirety as follows:

================================================================================

                                    INDENTURE
                            Dated as of June 19, 2003

                                      among

            TENNECO INC. (formerly known as Tenneco Automotive Inc.),
                                   as Issuer,

                       CERTAIN SUBSIDIARIES OF THE ISSUER,
                                 as Guarantors,

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee


                                ----------------

                 10 1/4% Senior Secured Notes due 2013, Series A

                 10 1/4% Senior Secured Notes due 2013, Series B

================================================================================


                  (b) The first paragraph on page 1 of the Indenture is amended to read in its entirety as follows:

                                    INDENTURE, dated as of June 19, 2003, among
                  Tenneco Inc. (formerly known as Tenneco Automotive Inc.), a Delaware corporation (the "Company"), as issuer, such subsidiaries of the Company as shall from time to time execute a Subsidiary Guarantee (as defined), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

         Section 3.2 Amendment to Section 11.02. The notice provision with respect to the Company set forth in Section 11.02 of the Indenture is amended to read in its entirety as follows:

                           if to the Company or a Guarantor:

                                     Tenneco Inc.
                                     500 North Field Drive
                                     Lake Forest, Illinois  60045
                                     Attention:  Kenneth R. Trammell
                                                 Chief Financial Officer

                                     Facsimile:  (847) 482-5180

                           with a copy to:

                                     Timothy R. Donovan
                                     General Counsel
                                     Tenneco Inc.
                                     500 North Field Drive
                                     Lake Forest, Illinois  60045

                                     Facsimile:  (847) 482-5040

         Section 3.3       Amendment to Form of Series A Security.

                  (a) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the title set forth on page 3 of the Form of Series A Security attached as Exhibit A to the Indenture is amended in its entirety as follows:

                                  TENNECO INC.

                          10 1/4% Senior Secured Notes
                           due July 15, 2013, Series A

                  (b) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the first paragraph on page 3 of the Form of Series A Security attached as Exhibit A to the Indenture is amended in its entirety as follows:

                                    TENNECO INC., a Delaware corporation (the
                   "Company," which term includes any successor corporation), for value received promises to pay to Cede & Co. or registered assigns, the principal sum of [ ] Dollars, on July 15, 2013.

                  (c) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the signature block of the Company set forth on the Form of Series A Security attached as Exhibit A to the Indenture is amended in its entirety as follows:

                                    TENNECO INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                  (d) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the title set forth on the reverse side of the Form of Series A Security attached as Exhibit A to the Indenture is amended in its entirety as follows:

                                  TENNECO INC.

                          10 1/4% Senior Secured Notes
                           due July 15, 2013, Series A

                  (e) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the first paragraph of section 1 on the reverse side of the Form of Series A Security attached as Exhibit A to the Indenture is amended in its entirety as follows:

                                            TENNECO INC., a Delaware corporation
                   (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on January 15 and July 15 of each year (an "Interest Payment Date"), commencing [ ]. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [ ]. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  (f) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the second paragraph of section 23 on the reverse side of the Form of Series A Security attached as Exhibit A to the Indenture is amended in its entirety as follows:

                                            The Company will furnish to any
                   Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to TENNECO INC., 500 North Field Drive, Lake Forest, IL 60045,
                   Attention: Chief Financial Officer.

         Section 3.4       Amendment to Form of Series B Security.

                  (a) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the title set forth on page 1 of the Form of Series B Security attached as Exhibit B to the Indenture is amended in its entirety as follows:

                                  TENNECO INC.

                          10 1/4% Senior Secured Notes
                           due July 15, 2013, Series B

                  (b) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the first paragraph on page 1 of the Form of Series B Security attached as Exhibit B to the Indenture is amended in its entirety as follows:

                                            TENNECO INC., a Delaware corporation
                   (the "Company," which term includes any successor corporation), for value received promises to pay to Cede & Co. or registered assigns, the principal sum of [ ] Dollars, on July 15, 2013.

                  (c) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the signature block of the Company set forth on the Form of Series B Security attached as Exhibit B to the Indenture is amended in its entirety as follows:

                                    TENNECO INC.

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                  (d) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the title set forth on the reverse side of the Form of Series B Security attached as Exhibit B to the Indenture is amended in its entirety as follows:

                                  TENNECO INC.

                          10 1/4% Senior Secured Notes
                           due July 15, 2013, Series B

                  (e) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the first paragraph of section 1 on the reverse side of the Form of Series B Security attached as Exhibit B to the Indenture is amended in its entirety as follows:

                                            TENNECO INC., a Delaware corporation
                   (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on January 15 and July 15 of each year (an "Interest Payment Date"), commencing [ ]. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [ ]. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  (f) With respect to any Securities executed and authenticated after the date of this Second Supplemental Indenture, the second paragraph of section 23 on the reverse side of the Form of Series B Security attached as Exhibit B to the Indenture is amended in its entirety as follows:

                                            The Company will furnish to any
                   Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to TENNECO INC., 500 North Field Drive, Lake Forest, IL 60045,
                   Attention: Chief Financial Officer.

                                    SECTION 4

                                  MISCELLANEOUS

         Section 4.1 Full Force and Effect. Except as they have been modified by this Second Supplemental Indenture, each and every provision of the Indenture shall continue in full force and effect, and all references to the Indenture shall be deemed to mean the Indenture as amended pursuant hereto.

         Section 4.2 Responsibility for Recitals, Etc. The recitals herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

         Section 4.3 Trustee Reliance. The Trustee enters into this Second Supplemental Indenture in reliance on an opinion of counsel, as contemplated by
Section 9.06 of the Indenture, and makes no independent determination that this Second Supplemental Indenture is authorized or permitted by the Indenture.

         Section 4.4 Provisions Binding on the Company's Successors. All the covenants, stipulations, promises and agreements contained in this Second Supplemental Indenture made by the Company shall bind its successors and assigns whether so expressed or not.

         Section 4.5 New York Contract. This Second Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to principles of conflict of interest.

         Section 4.6 Execution and Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original but such counterparts together constitute but one and the same instrument.

         Section 4.7 Outstanding Securities. With respect to any Securities executed and authenticated prior to the date of this Second Supplemental Indenture, the Trustee shall cause a sticker or other similar legend to be placed on such Securities reflecting the change of the Company's name to "Tenneco Inc." as contemplated hereby.

                            [Signature pages follow.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed as of the date first written above.



                                    TENNECO INC.


                                    By: /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                        Name:  Kenneth R. Trammell
                                        Title: Senior Vice President and Chief
                                               Financial Officer




                                    TENNECO AUTOMOTIVE OPERATING COMPANY INC., as Guarantor



                                    By: /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                        Name:  Kenneth R. Trammell
                                        Title: Senior Vice President and Chief
                                               Financial Officer




                                    THE PULLMAN COMPANY, as Guarantor



                                    By: /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                        Name:  Kenneth R. Trammell
                                        Title: Vice President

                                    CLEVITE INDUSTRIES INC., as Guarantor



                                    By: /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                        Name:  Kenneth R. Trammell
                                        Title: Vice President





                                    TENNECO GLOBAL HOLDINGS INC., as Guarantor



                                    By: /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                        Name:  Kenneth R. Trammell
                                        Title: Vice President




                                    TMC TEXAS INC., as Guarantor

                                    By: /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                        Name:  Kenneth R. Trammell
                                        Title: Vice President




                                    TENNECO INTERNATIONAL HOLDING CORP.,
                                    as Guarantor



                                    By: /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                        Name:  Kenneth R. Trammell
                                        Title: Vice President

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Trustee




                                    By: /s/ Ednora G. Linares
                                        ----------------------------------------
                                        Name:  Ednora G. Linares
                                        Title: Vice President